UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 27, 2007

MOBILITY ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-30907	86-0843914
(Commission File Number)	(IRS Employer Identification No.)

17800 N. Perimeter Dr., Suite 200, Scottsdale, Arizona	85255
(Address of Principal Executive Offices)	(Zip Code)
(480) 596-0061
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.
          On July 27, 2007, Mobility Electronics, Inc. (“Mobility”) and Motorola, Inc. (“Motorola”) mutually agreed to terminate the Sales Representative and Private Label Distribution Agreements executed by and between the parties on March 31, 2005 (the “Motorola iTip Agreements”) that governed the terms upon which the parties engaged in the sale of Mobility’s power products for low power mobile electronic devices.
          The Motorola iTip Agreements were executed in March 2005 in conjunction with the overall restructuring of Mobility’s strategic relationship with Motorola and RadioShack Corporation (“RadioShack”). As part of that transaction, Motorola purchased 689,656 shares of Mobility’s common stock, received two warrants entitling it to purchase an additional 595,238 shares of Mobility’s common stock at a price of $8.40 per share upon the achievement of certain performance results by Mobility (the “Warrants”), and entered into a Sales Representative Agreement that entitled it to receive a 24.5% share of the net profit generated by Mobility’s low-power products operating division. Following the termination of the Sales Representative Agreement, Mobility now retains 100% of the net profit generated by its low-power products operating division. Notwithstanding the termination of the Motorola iTip Agreements, Motorola continues to hold its Warrants.
          The foregoing descriptions of the Warrants and the Motorola iTip Agreements are qualified in their entirety by reference to the terms of such agreements which were previously filed as Exhibits 4.1, 4.2 and 10.1 to the Current Report on Form 8-K dated March 31, 2005.
Item 2.02. Results of Operations and Financial Condition
          On August 1, 2007, Mobility announced via press release its preliminary results for its second quarter ended June 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report.
          In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release issued August 1, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOBILITY ELECTRONICS, INC.
Dated: August 1, 2007	By:	/s/ Joan W. Brubacher
	Name:	Joan W. Brubacher
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document

99.1	Press Release issued August 1, 2007